SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                                (Amendment No. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[X] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                  Pfizer, Inc.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Pharmacia Corporation
              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

The following is a communication to employees.

Transaction update :Current and future business performance

from Goran Ando

In this update, I'd like to review briefly our current business performance in Pharmacia, look at some of the expectations we should have about the new Pfizer business and finally give you an update on the status of corporate and R&D transition/integration activities.

PHARMACIA CURRENT BUSINESS PERFORMANCE

Despite the challenges facing the industry in general and our own specific challenges with the loss of Ambien, Pharmacia is continuing to show competitve increases in sales growth and earnings per share growth in 2002.

There are many individual product successes that are contributing to this. For example :

- The COX-2 market is showing continued differentiation and market share for the Pharmacia portfolio has now risen to 62%, with Vioxx now down to 38%.

- Xalatan, with a 27% marketshare continues to hold off the challenges of the Alphagan franchise and also Lumigan and Travatan.

- Zyvox continues to grow strongly, with the US sales since launch increasing at a faster rate than the benchmark product in this area, Primaxin.

- Other products such as Camptosar and Detrol are also continuing to help drive performance.

Overall, it's clear that our commercial colleagues are maintaining an excellent focus on delivering our business objectives. And as always, continuing this success - whether in R&D, GPB or elsewhere - is what will create the greatest value moving forward.

PFIZER : FUTURE BUSINESS PERFORMANCE

Looking ahead we should have the same very positive sense about the future of the new Pfizer organisation. There is every indication that bringing together two fast-growing, high performance companies will produce an extremely strong, highly competitive organisation.

The pharma product portfolio will be unequalled in the industry, with no less than 14 major products that are number one in their field. Also, there are important opportunities for synergies.

Examples in the prescription pharma business include optimising the commercialisation of eplerenone, the bringing together of the two companies strengths in oncology and opening the way for more effective utilisation of the sales force through a wider range of product offerings.

Elsewhere, other examples include the combining of existing strong businesses in Animal Health and Consumer Healthcare.

The risk associated with patent exposure of the combined companies' product portfolio is also low and of course the strength of the combined R&D organisation - both in terms of its portfolio and it's ability to attract new technology and development partners - is considerable.

And as the process of describing the business rationale to the outside world has continued, it's clear that these significant opportunities are now being better and better understood by the investment community and healthcare organisations.

TRANSITION/INTEGRATION

As you will have seen, the leaders of the various transition teams met earlier this week to continue integration planning. Some important points that I'd like to emphasise in this regard are as follows:

- There was a consistently supportive, constructive and sensitive approach from all the participants that recognised very clearly that this is an uncertain time for many people.

- Pfizer has clearly paid a great deal of attention to making sure that the integration is well-organised and well-run and ensuring that things happen in a timely fashion.

- Decision-making will be managed through Pfizer's current governance mechanisms
- their Division Heads (such as Peter Corr for R&D) and the Pfizer Leadership Team.

- As part of this activity, we are currently focusing on understanding the high-level differences between the Pfizer and Pharmacia organisational structures, so that the transition work plan can be appropriately mapped out.

- We should understand that Pharmacia will be moving into the Pfizer "footprint". And so, while the opportunity will be taken for identifying any possible organisational/process improvements, we should expect that by and large the Pfizer model will be followed.

- For R&D, Bob Karr (Transition Team leader for R&D) has set up a team within Pfizer that is in the process of drafting a summary work plan for the R&D integration, which will probably be available for initial review by the end of this month. Peter and I will then review this draft and after which we should soon be in a position to communicate the plan and start implementation.

As well as the above activities, I've personally had the opportunity to meet not only with our Singapore Development Team, but also with several of our key collaborators including Celltech and the Karolinska institute.

As with our other internal staff and external partners, the objective here is to do all we can to keep our focus on business delivery while at the same time, having an appropriate understanding of where we are in the transition process.

In conclusion, let me underline a few key points.

- Firstly, I continue to be impressed by the way in which R&D is delivering on business objectives - a very, very, professional performance.

- Secondly, I hope you can start to see some of the sense of excitement that surrounds the new Pfizer company.

- Thirdly, the planning for integration is clearly going well and I remain very positive about the type of process we will see

- Finally, as always, thank you again for your efforts : these are truly appreciated.

         With best regards,

         Goran Ando

                              SAFE HARBOR STATEMENT

Certain statements contained in this document are "forward-looking statements" provided under the "safe harbor" protection of the Private Securities Litigation Reform Act of 1995. These statements are made to enable a better understanding of the Company's business, but because these forward-looking statements are subject to many risks, uncertainties, future developments and changes over time, actual results may differ materially from those expressed or implied by such forward-looking statements. Examples of forward-looking statements are statements about anticipated financial or operating results, financial projections, business prospects, future product performance, future research and development results, anticipated regulatory filings and approvals, and other matters that are not historical facts. Such statements often include words such as: "believes", "expects", "anticipates", "intends", "plans", "estimates", or similar expressions.

These forward-looking statements are based on the information that was currently available to the Company, and the expectations and assumptions that were deemed reasonable by the Company, at the time when the statements were made. The Company does not undertake any obligation to update any forward-looking statements in any communications of the Company, whether as a result of new information, future events, changed assumptions or otherwise, and all such forward-looking statements should be read as of the time when the statements were made, and with the recognition that these forward-looking statements may not be complete or accurate at a later date.

Many factors may cause or contribute to actual results or events being materially different from those expressed or implied by such forward-looking statements. Although it is not possible to predict or identify all such factors, they may include the following: competition for our products; pharmaceutical pricing, price constraints and other restrictions on the marketing of products imposed by governmental agencies or by managed care groups, institutions and other purchasing agencies; product discovery and approval; product recalls or withdrawals; manufacturing quality issues with respect to our products; compliance with Current Good Manufacturing Practices and other quality assurance guidelines; the company's ability to secure and defend its intellectual property rights; product liability claims, antitrust litigation, environmental concerns, and commercial disputes; social, legal, political and governmental developments; changes in foreign currency exchange rates or in general economic or business conditions including inflation and interest rates; acquisitions, divestitures, mergers, restructurings or strategic initiatives that change the Company's structure; business combinations among the Company's competitors and major customers; changes to accounting standards or GAAP.

Readers are also urged to carefully review and consider the disclosures in Pharmacia's various SEC filings, including but not limited to Pharmacia's Annual Report on Form 10-K for the year ended December 31, 2001, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.

This release may be deemed to be solicitation material in respect of Pfizer's proposed merger with Pharmacia. Pfizer will be filing a registration statement on Form S-4, containing a joint proxy statement/prospectus for Pfizer and Pharmacia, and other documents with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC's web site, www.sec.gov or from Pharmacia Investor Relations at 100 Route 206 North, Peapack, New Jersey 07977. Pharmacia and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of Pharmacia's directors and executive officers in the proposed merger will be included in the final joint proxy statement/prospectus.